SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 1998

                      Access Solutions International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  0-28920                               05-0426298
           (Commission File Number)           (IRS Employer Identification No.)

                                (401) 295-2691
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. Other Events.

On August 25, 1998, Access Solutions International, Inc. issued a press release (the "Press Release") annexed as an exhibit hereto, in which it announced the termination of its merger agreement with PaperClip Software, Inc. and the voluntary delisting of ASI's common stock from the NASDAQ Small Cap Market. The Press Release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

        99 Press Release of Access Solutions International, Inc. dated August 25, 1998.

Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Access Solutions International, Inc.


August 27, 1998                           /s/ Denis L. Marchand
                                          --------------------------------------
                                              Denis L. Marchand,
                                              VP Finance & Administration

INDEX TO EXHIBITS



Exhibit No.

99        Press Release of Access Solutions International, Inc. dated
          August  25, 1998.